Exhibit 10.6

ACCESSION AGREEMENT

April 21, 2015

KeyBank National Association, as
Administrative Agent

1200 Abernathy Road, Suite 1550

Atlanta, Georgia  30328

Attn:  James K. Komperda

Ladies and Gentlemen:

Pursuant to the provisions of Section 2.17 of the Credit Agreement dated as of April 7, 2015, as from time to time in effect (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”), by and among SUMMIT HOTEL OP, LP, a Delaware limited partnership (“Borrower”), Summit Hotel Properties, Inc., the Subsidiary Guarantors party thereto, KeyBank National Association (“KeyBank”), as Administrative Agent, and each of the lenders initially a signatory to the Credit Agreement together with their assignees pursuant to Section 9.07 of the Credit Agreement and any additional lenders pursuant to Section 2.17 of the Credit Agreement (collectively, the “Existing Lenders” and each individually an “Existing Lender”), the Borrower hereby requests an increase in the Term Loan Commitment (as defined in the Credit Agreement) as further set forth below.

1.             In connection with the request for such increase, the Borrower hereby certifies as follows:

(a)           Request for Increase.  The Borrower hereby requests an increase of the Term Loan Commitment from $125,000,000.00 to $140,000,000.00 pursuant to Section 2.17 of the Credit Agreement (the “Increase”).

(b)           Certifications.  In connection with the Increase, the Borrower certifies to the Administrative Agent, the Lenders and the New Lender (as hereinafter defined) that:

(i)            The representations and warranties contained in each Loan Document are true and correct on and as of the Increase Date, before and after giving effect to (A) such Increase and (B) the application of the proceeds therefrom, as though made on and as of the Increase Date;

(ii)           No Default or Event of Default has occurred and is continuing, or would result from (A) such Increase or (B) from the application of the proceeds therefrom;

(iii)          (A) the Total Unencumbered Asset Value equals or exceeds Consolidated Unsecured Indebtedness of the Parent Guarantor (after giving effect to the Increase), and (B) before and after giving effect to the Increase, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04;

(iv)          the Increase shall not constitute or give rise to a default or event of default (whether with the giving of notice, passage of time or otherwise) under any agreement (including, without limitation, the Existing Credit Agreement) to which the Parent Guarantor or any of its Subsidiaries are bound or subject;

(v)           All other conditions to an advance of the Loan set forth in Article III of the Credit Agreement are and remain satisfied;

(vi)          The latest “Termination Date” (as defined in the Existing Credit Agreement) (taking into account any extensions thereof) is October 10, 2018, and therefore the Increase shall not cause a violation of the limit on “Permitted Recourse Debt” (as defined in the Existing Credit Agreement) as set forth in the Existing Credit Agreement;

(vii)         Borrower has paid all fees required by the Fee Letter in connection with the Increase; and

(viii)        The execution and delivery of this Accession Agreement and the New Note (as hereinafter defined) by the Person executing the same on behalf of any Loan Party are within the corporate, limited liability company or partnership powers of such Loan Party, and have been duly authorized by all necessary corporate, limited liability company or partnership action.

(c)           Commitments.  Borrower hereby acknowledges and agrees that as of the effective date of the Increase and following satisfaction of all conditions thereto as provided in Section 2.17 of the Credit Agreement, the amount of each Lender’s Commitment shall be the amount set forth on Schedule I attached hereto and the aggregate Term Loan Commitment under the Credit Agreement will include the Increase.  In connection with the Increase, American Bank, N.A. (the “New Lender”) shall be issued a Note in the principal face amount of $15,000,000.00 (the “New Note”), and upon acceptance of such note by New Lender, such note will be a “Note” under the Credit Agreement.

(d)           Other Conditions.  Subject to clause (e) below, all other conditions to the Increase set forth in Section 2.17 of the Credit Agreement have been satisfied.

(e)           Legal Opinion Requirement.  New Lender and Administrative Agent hereby acknowledge and agree that, notwithstanding anything to the contrary contained in Section 2.17(d)(iii) of the Credit Agreement, and in reliance upon Borrower’s certifications set forth herein, Borrower shall not be required in connection with the Increase to deliver an opinion of counsel relating to the due authorization, execution and delivery of, or the enforceability of, the New Note issued to New Lender in connection with the Increase.  Except as set forth in the foregoing sentence, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents.  Nothing in this Accession Agreement shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment, or substitution of indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.  By execution hereof, Borrower and Guarantors acknowledge that

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Administrative Agent and the Lenders have made no agreement, and are in no way obligated, to grant any future extension, waiver, indulgence or consent.

2.             New Lender Agreements, Acknowledgements and Representations.  By its signature below, New Lender, subject to the terms and conditions hereof, hereby assumes and agrees to perform all obligations with respect to its respective Commitment as if New Lender were an original Lender under and signatory to the Credit Agreement having a Term Loan Commitment, as set forth above, equal to its respective Term Loan Commitment, which obligations shall include, but shall not be limited to, the obligation of New Lender to make a Term Loan to the Borrower with respect to its Term Loan Commitment as required under Section 2.17 of the Credit Agreement, and in any case the obligation to indemnify the Administrative Agent as provided therein.  Without limiting the foregoing, the New Lender makes and confirms to the Administrative Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Article 8 of the Credit Agreement.  Further, New Lender (a) represents and warrants that it is legally authorized to enter into this Accession Agreement, (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Accession Agreement, and has done so independently and without reliance upon the Administrative Agent, Arrangers or any other Lender Party, (c) agrees that it will, independently and without reliance upon the Administrative Agent, Arrangers or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (d) represents and warrants that its name set forth on Schedule 1 hereto is its legal name, (e) confirms that it is an Eligible Assignee, (f) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, (g) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party, and (h) attaches any U.S. Internal Revenue Service forms required under Section 2.12 of the Credit Agreement.  Except as expressly provided in the Credit Agreement, the Administrative Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide the New Lender with any credit or other information with respect to the Borrower or any other Loan Party or to notify the New Lender of any Default or Event of Default.  The New Lender has not relied on the Administrative Agent or the Arrangers as to any legal or factual matter in connection herewith or therewith or in connection with the transactions contemplated hereunder or thereunder.  The New Lender acknowledges and confirms that its address for notices is as set forth on the signature pages hereto.

3.             Definitions.  Terms defined in the Credit Agreement are used herein with the meanings so defined.

[Signatures Begin on the Following Page]

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IN WITNESS WHEREOF, we have hereunto set our hands this 21st day of April, 2015.

BORROWER:

SUMMIT HOTEL OP, LP,
a Delaware limited partnership

By:	SUMMIT HOTEL GP, LLC, a Delaware limited liability company, its general partner

	By:	SUMMIT HOTEL PROPERTIES, INC., a Maryland corporation, its sole member

		By:	/s/ Christopher Eng
			Name:	Christopher Eng
			Title:	Secretary

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KeyBank/Summit – Signature Page to Accession Agreement ($140MM)

NEW LENDER:

AMERICAN BANK, N.A., as a Lender

By:	/s/ Dan Leonard
Name: Dan Leonard
Title: Senior Lending Officer

Domestic Lending Office (all Types of Loans):

American Bank, N.A.
3520 Bee Caves Road, Suite 200
Austin, Texas 78746
Attention: Dan Leonard
Telecopy Number: (512) 328-1200
Telephone Number: (512) 306-5514
Email: dleonard@americanbank.com

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KeyBank/Summit – Signature Page to Accession Agreement ($140MM)

ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ James Komperda
Name: James Komperda
Title: Vice President

KeyBank/Summit – Signature Page to Accession Agreement ($140MM)

SCHEDULE 1.1

Commitments and Applicable Lending Offices

Name of Initial Lender	Term Loan Commitment	Domestic Lending Office	Eurodollar Lending Office
KeyBank National Association	$30,000,000.00	1200 Abernathy Road, N.E. Suite 1550 Atlanta, Georgia 30328 Attn: James Komperda Tel: (770) 510-2160 Fax: (770) 510-2195 Email: James_K_Komperda@keybank.com	1200 Abernathy Road, N.E. Suite 1550 Atlanta, Georgia 30328 Attn: James Komperda Tel: (770) 510-2160 Fax: (770) 510-2195 Email: James_K_Komperda@keybank.com

Regions Bank	$30,000,000.00	1717 McKinney Avenue Suite 1200 Dallas, Texas 75202 Tel: (469) 608-2787 Fax: (469) 608-2842 Email: Barrett.vawter@regions.com	1717 McKinney Avenue Suite 1200 Dallas, Texas 75202 Tel: (469) 608-2787 Fax: (469) 608-2842 Email: Barrett.vawter@regions.com

Raymond James Bank, N.A.	$30,000,000.00	710 Carillon Parkway St. Petersburg, Florida 33716 Tel: (727) 567-7919 Fax: 1-866-205-1396 Email: James.armstrong@raymondjames.com	710 Carillon Parkway St. Petersburg, Florida 33716 Tel: (727) 567-7919 Fax: 1-866-205-1396 Email: James.armstrong@raymondjames.com

Branch Banking and Trust Company	$25,000,000.00	200 West Second Street 16th Floor Winston Salem, NC 27101 Tel: (336) 733-2741 Fax: (252) 234-0736 Email: ESEARLS@BBANDT.COM	200 West Second Street 16th Floor Winston Salem, NC 27101 Tel: (336) 733-2741 Fax: (252) 234-0736 Email: ESEARLS@BBANDT.COM

U.S. Bank National Association	$10,000,000.00	777 E. Wisconsin Avenue MK-WI-J3SR Milwaukee, Wisconsin 53202 Tel: (414) 765-5459 Fax: (414) 765-5547 Email: Scott.dejong@usbank.com	777 E. Wisconsin Avenue MK-WI-J3SR Milwaukee, Wisconsin 53202 Tel: (414) 765-5459 Fax: (414) 765-5547 Email: Scott.dejong@usbank.com

American Bank, N.A.	$15,000,000.00	3520 Bee Caves Road, Suite 200 Austin, Texas 78746 Attention: Dan Leonard Telecopy Number: (512) 328-1200 Telephone Number: (512) 306-5514 Email: dleonard@americanbank.com	3520 Bee Caves Road, Suite 200 Austin, Texas 78746 Attention: Dan Leonard Telecopy Number: (512) 328-1200 Telephone Number: (512) 306-5514 Email: dleonard@americanbank.com

The undersigned, being the Guarantors under the Credit Agreement, join in the foregoing to acknowledge and consent to the foregoing, and to acknowledge and agree that the Note described in the foregoing is a Note under the Credit Agreement.

PARENT GUARANTOR:

SUMMIT HOTEL PROPERTIES, INC., a Maryland corporation,

By:	/s/ Christopher Eng
	Name:	Christopher Eng
	Title:	Secretary

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KeyBank/Summit — Signature Page to Accession Agreement ($140MM)

SUBSIDIARY GUARANTORS:		Summit Hospitality I, LLC,
a Delaware limited liability company
Summit Hotel TRS 020, LLC
Summit Hotel TRS 021, LLC
Summit Hotel TRS 023, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 028, LLC			Name:	Christopher Eng
Summit Hotel TRS 029, LLC			Title:	Secretary
Summit Hotel TRS 036, LLC
Summit Hotel TRS 037, LLC		Summit Hospitality 22, LLC,
Summit Hotel TRS 039, LLC		a Delaware limited liability company
Summit Hotel TRS 046, LLC
Summit Hotel TRS 054, LLC
Summit Hotel TRS 055, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 056, LLC			Name:	Christopher Eng
Summit Hotel TRS 057, LLC			Title:	Secretary
Summit Hotel TRS 060, LLC
Summit Hotel TRS 063, LLC		Summit Hospitality 039, LLC,
Summit Hotel TRS 066, LLC		a Delaware limited liability company
Summit Hotel TRS 068, LLC
Summit Hotel TRS 069, LLC
Summit Hotel TRS 075, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 079, LLC			Name:	Christopher Eng
Summit Hotel TRS 080, LLC			Title:	Secretary
Summit Hotel TRS 081, LLC
Summit Hotel TRS 082, LLC		Summit Hospitality 057, LLC,
Summit Hotel TRS 084, LLC		a Delaware limited liability company
Summit Hotel TRS 088, LLC
Summit Hotel TRS 093, LLC
Summit Hotel TRS 094, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 095, LLC			Name:	Christopher Eng
Summit Hotel TRS 096, LLC			Title:	Secretary
Summit Hotel TRS 097, LLC
Summit Hotel TRS 100, LLC		Summit Hospitality 060, LLC,
Summit Hotel TRS 102, LLC		a Delaware limited liability company
Summit Hotel TRS 104, LLC
Summit Hotel TRS 105, LLC
Summit Hotel TRS 108, LLC		By:		/s/ Christopher Eng
Summit Hotel TRS 109, LLC		Name:		Christopher Eng
Summit Hotel TRS 115, LLC		Title:		Secretary
Summit Hotel TRS 116, LLC
Summit Hotel TRS 117, LLC		Summit Hospitality 079, LLC,
a Delaware limited liability company
By:	Summit Hotel TRS, Inc.,
a Delaware corporation, the sole
member of each of the above referenced		By:		/s/ Christopher Eng
Delaware limited liability companies		Name:		Christopher Eng
		Title:		Secretary

By:	/s/ Christopher Eng
Name:	Christopher Eng
Title:	Secretary

KeyBank/Summit — Signature Page to Accession Agreement ($140MM)

Summit Hospitality 081, LLC,
a Delaware limited liability company

			By:	/s/ Christopher Eng
				Name:	Christopher Eng
				Title:	Secretary

Summit Hospitality 082, LLC,			Summit Hospitality 093, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng		Name:	Christopher Eng
	Title:	Secretary		Title:	Secretary

Summit Hospitality 084, LLC,			Summit Hospitality 100, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng	Name:		Christopher Eng
	Title:	Secretary	Title:		Secretary

Summit Hospitality 115, LLC,			Summit Hospitality 116, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng	Name:	Christopher Eng
	Title:	Secretary	Title:	Secretary

Summit Hospitality 117, LLC,
a Delaware limited liability company

By:	/s/ Christopher Eng
	Name:	Christopher Eng
	Title:	Secretary

KeyBank/Summit — Signature Page to Accession Agreement ($140MM)